SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
Dividends
On February 12, 2026, common share dividends of $200 million ($0.3331 per common share) were declared.
CLLP
On January 2, 2026, Hydro One Networks sold to Walpole Island First Nation an approximate 10% equity interest in CLLP for total consideration of approximately $8 million. Following the completion of the transaction, Hydro One Networks’ equity interest in CLLP was reduced to 70%. On February 2, 2026, Aamjiwnaang First Nation and Chippewas of Kettle & Stony Point First Nation collectively purchased an approximate 20% equity interest in CLLP through an equally-owned Limited Partnership for total consideration of approximately $16 million. Following the completion of the transaction, Hydro One Networks’ equity interest in CLLP was reduced to 50%.